UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 19, 2012

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 19, 2012, the Company held its 2012 Annual Meeting and the following are the final voting tallies for the Annual Meeting:

Proposal #1 – Election of Directors

The election of the Nominees to the Company’s Board to serve until the Company’s 2012 Annual Meeting of Shareholders or until successors are duly elected and qualified:

		Voted For	Withheld	Non Vote
	Paul Dircksen	13,383,002	745,613	30,625,926
	Randal Hardy	13,251,963	876,652	30,625,926
	Vance Thornsberry	13,211,187	917,428	30,625,926
	Ron Guill	13,393,737	734,878	30,625,926
	James Moore	13,296,513	832,102	30,625,926
	Robert Martinez	13,295,513	833,102	30,625,926
	Troy Fierro	13,427,787	700,828	30,625,926

Proposal #2 To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year	For	Against	Abstain	Non Vote
	43,713,397	513,811	527,333	-

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on January 23, 2012.  All nominees for director were elected.  The proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: March 20, 2012	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director